                                                                    Exhibit 3.16


NOTE: This form may now also be used for incorporating pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation is to be formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references to the three inappropriate statutes. Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act, but subject to the provisions of IC 23-1-13.5, and appropriate statutory reference should be made in the application of Article II below.

Corporate Form No. 101 (Jan. 1977) - Page One

ARTICLES OF INCORPORATION

Larry A. Conrad, Secretary of State of Indiana

Use White Paper - Size 8-1/2 x 11 - For Inserts

Filing Requirements - Present 2 originally signed and fully executed copies to Secretary of State, Room 156, State House, Indianapolis 46204

Recording Requirements - Recording of Articles of Incorporation in the Office of the County Recorder is no longer required by the Indiana General Corporation Act.

[STAMP]

                           ARTICLES OF INCORPORATION
                                       OF
                                 FARBEST, INC.
-------------------------------------------------------------------------------

     The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation.

                                   ARTICLE I
                                      NAME

     The name of the Corporation is FARBEST, INC.
                                    -------------------------------------------


                                   ARTICLE II
                                    PURPOSES

The purposes for which the Corporation is formed are:

     The purposes for which the Corporation is formed are to develop, produce, process and distribute all kinds and types of farm products to the general public.

     The corporation shall have any and all other powers necessary to carry out the aforementioned purposes, along with all other purposes, so long as they are not in violation of the law of the State of Indiana as set forth in the General Corporation Act, as amended.

                               Corporate Form No. 101 - Page Two
                               Prescribed by Larry A. Conrad, Secretary of State
                                 (Jan. 1977)



                                  ARTICLE III
                              PERIOD OF EXISTENCE



     The period during which the Corporation shall continue is perpetual
                                                               --------------.


                                   ARTICLE IV
                      RESIDENT AGENT AND PRINCIPAL OFFICE

     Section 1. Resident Agent. The name and address of the Corporation's Resident Agent for service of process
is  JOHN H. STERN                                120 East Market Street
    ------------------------------------------------------------------------
       (Name)                                (Number and Street or Building)

       Indianapolis              Indiana                              46204
----------------------------------------------------------------------------
          (City)                (State)                           (Zip Code)


     Section 2. Principal Office. The post office address of the principal office of the Corporation is
    120 East Market Street,         Indianapolis      Indiana         46204
    ------------------------------------------------------------------------
    (Number and Street or Building)    (City)         (State)     (Zip Code)


                                   ARTICLE V
                               AUTHORIZED SHARES

Section 1. Number of Shares:

The total number of shares which the Corporation is to have authority to issue
is   1,000
  ------------------------------.

A.   The number of authorized shares which the corporation designates as having
par value is    0    with a par value of $      0
             -------                      -------------.

B.   The number of authorized shares which the corporation designates as without
par value is   1,000
             ------------------------.


Section 2. Terms of Shares (if any):

                               Corporate Form No. 101 - Page Three
                               Prescribed by Larry A. Conrad, Secretary of State
                                 (Jan. 1977)


                                   ARTICLE VI
                      REQUIREMENTS PRIOR TO DOING BUSINESS

         The Corporation will not commence business until consideration of the value of at least $1,000 (one thousand dollars) has been received for the issuance of shares.

                                  ARTICLE VII
                                  DIRECTOR(S)

         Section 1. Number of Directors: The initial Board of Directors is composed of 11 member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be __________________________.

         Section 2. Names and Post Office Addresses of the Director(s): The name(s) and post office address(es) of the initial Board of Director(s) of the Corporation is (are):

    Name                 Number and Street or Building         City             State            Zip Code
    ----                 -----------------------------         ----             -----            --------
LINCOLN BOOTH            R. R. #1,                           Orland,           Indiana            46776
ROBERT CALDWELL          R. R. #1,                           Liberty,          Indiana            47353
TRAVIS JAMISON           R. R. #1,                           Vallonia,         Indiana            47281
WM. F. JUSTICE           R. R. #2, Box #170                  Logansport,       Indiana            46947
G. VERL LAUTZENHEISER    314 East Washington St.             Monroe,           Indiana            46772
LEE F. MOFFETT           R. R. #1, Box #252                  Waynetown,        Indiana            47990
CARL PATTERSON           R. R. #1,                           Chestertown,      Indiana            46304
MELVIN PFLUG             R. R. #3,                           Oakland City,     Indiana            47560
CHARLES ROUTSON          81 State Road 38                    Greensfork,       Indiana            47345
RUSSELL P. WHITE         R. R. #4,                           Washington,       Indiana            47501
MARION STACKHOUSE        R. R. #1,                           Westfield,        Indiana            46074

         Section 3. Qualifications of Directors (if any):

                    NONE

                               Corporate Form No. 101 - Page Four
                               Prescribed by Larry A. Conrad, Secretary of State
                                 (Jan. 1977)


                                  ARTICLE VIII
                                INCORPORATOR(S)

     The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):


Name                Number and Street or Building           City           State      Zip Code
----                -----------------------------           ----           -----      --------

RICHARD M. HARDY    120 East Market Street                  Indianapolis,  Indiana    46204



                                   ARTICLE IX
                     PROVISIONS FOR REGULATION OF BUSINESS
                     AND CONDUCT OF AFFAIRS OF CORPORATION
          ("Powers" of the Corporation, its directors or shareholders)

     Section 1. -- Directors Elect Officers. The Board of Directors shall elect the Officers of this Corporation.

     Section 2. -- Meeting of the Shareholders. Any place the Board decides, whether regular or special.

     Section 3. -- Right to Change Articles. The corporation hereby reserves the right to amend, alter, change or repeal any provision or provisions contained in these Articles in the manner now or hereafter prescribed by the laws of the State of Indiana pertinent to the same; and all rights and powers conferred thereby on Shareholders, Directors or Officers are subject to this reservation or power.

     Section 4. -- Right to Adopt and Change By-Laws. The Board of Directors of the Corporation shall have power, without the assent of the Shareholders, to make, alter, amend or repeal the By-Laws of the Corporation.

     Section 5. -- Additional Powers of Directors. In addition to the powers and authorities hereinabove or by statute expressly conferred, the Directors are hereby authorized to exercise all such powers and do all such acts and things as may be exercised or done by a Corporation organized and existing under the provisions of the Act.

                               Corporate Form No. 101 - Page Five
                               Prescribed by Larry A. Conrad, Secretary of State (Jan. 1977)

     IN WITNESS WHEREOF, the undersigned, being all of the incorporator(s) designated in Article VIII, execute(s) these Articles of Incorporation and certify to the truth of the facts herein stated, this 24th day of May, 1978.

    /s/ RICHARD M. HARDY
---------------------------------     -------------------------------------
     (Written Signature)                        (Written Signature)


      RICHARD M. HARDY
---------------------------------     -------------------------------------
     (Printed Signature)                       (Printed Signature)



                                      -------------------------------------
                                                (Written Signature)

                                      -------------------------------------
                                                (Printed Signature)

STATE OF INDIANA         )
                         ) ss:
COUNTY OF MARION         )

     I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that RICHARD M. HARDY, being of the incorporator(s) referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

     Witness my hand and Notarial Seal this 24th day of May, 1978

                                               /s/ JUDITH F. GRAHAM
                                      -------------------------------------
                                                (Written Signature)


                                                 JUDITH F. GRAHAM
                                      -------------------------------------
                                                (Printed Signature)

My Commission Expires:                              Notary Public
April 4, 1981

This instrument was prepared by        RICHARD M. HARDY       , Attorney at Law,
                                ------------------------------
                                            (Name)
    120 East Market Street,       Indianapolis,          Indiana       46204
--------------------------------------------------------------------------------
(Number and Street or Building)      (City)              (State)      (Zip Code)

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE


                          CERTIFICATE OF INCORPORATION

                                       OF

                                 FARBEST, INC.
--------------------------------------------------------------------------------


I, LARRY A. CONRAD, Secretary of State of the State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in duplicate by the incorporator(s), and acknowledged and verified by the same before a Notary Public, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporator(s) or his (their) representatives; all as prescribed by the provisions of the INDIANA GENERAL CORPORATION ACT, as amended.

NOW, THEREFORE, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.



                  In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis,

                  this 24th day of May, 1978

   [SEAL]             /s/ LARRY A. CONRAD
                      ----------------------------------------------------
                           Larry A. Conrad, Secretary of State

                      By /s/ [ILLEGIBLE]
                         -------------------------------------------------
                                                                    Deputy